UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Silicon Valley Bancshares
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2005, the registrant announced that it had changed its name from “Silicon Valley Bancshares” to “SVB Financial Group” pursuant to the filing of its Restated Certificate of Incorporation (“Restated Certificate”) with the Secretary of State of the State of Delaware on May 25, 2005.  The “SIVB” Nasdaq ticker symbol remains the same.  Holders of stock certificates bearing the name “Silicon Valley Bancshares” may continue to hold them and will not be required to exchange them for new certificates or take any other action.  The CUSIP number for the registrant’s common stock will change to 78486Q101.

A copy of the Restated Certificate, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                               Financial Statements and Exhibits.

(c)                        Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation.

99.1	Press Release, dated May 31, 2005, announcing the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 31, 2005	SVB FINANCIAL GROUP

		By:	/s/ DEREK WITTE
Name: Derek Witte
Title: General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Restated Certificate of Incorporation.

99.1	Press Release, dated May 31, 2005, announcing the name change.